                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 2, 2005

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                     0-27354                             65-0403311
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(State or other jurisdiction      (Commission File Number)     (IRS Employer Identification No.)
     of incorporation)

    30831 Huntwood Ave., Hayward, CA                                    94544
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(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code (510) 476-2000

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

On May 2, 2005, Impax Laboratories, Inc. (the "Company") issued a press release announcing that the U.S. Food and Drug Administration granted final approval to the Company's Abbreviated New Animal Drug Application for a generic version of Rimadyl(R) (Carpofen) 25, 75 and 100 mg Caplets. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits.

                    99.1 - Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            IMPAX LABORATORIES, INC.


Date: May 2, 2005                           By:  /s/ Arthur A. Koch, Jr.
                                                 ------------------------------
                                                 Name:  Arthur A. Koch, Jr.
                                                 Title: Chief Financial Officer









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